Horizon Kinetics Medical ETF
Schedule of Investments
March 31, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 98.2%
Cosmetics & Toiletries — 0.6%
Haleon PLC (b) - ADR	14,673	$119,438

Diagnostic Equipment — 0.8%
Pacific Biosciences of California, Inc. (a)	12,000	138,960

Medical Imaging Systems — 0.4%
GE HealthCare Technologies, Inc. (a)	1,000	82,030

Medical-Biomedical/Genetics — 38.8%
2seventy bio, Inc. (a)	18,000	183,600
Allogene Therapeutics, Inc. (a)	20,000	98,800
Alnylam Pharmaceuticals, Inc. (a)	3,000	600,960
Amgen, Inc.	3,500	846,125
Beam Therapeutics, Inc. (a)	10,000	306,200
Bicycle Therapeutics PLC (a)(b) - ADR	15,000	319,050
Biogen, Inc. (a)	3,250	903,597
Bluebird Bio, Inc. (a)	38,000	120,840
CRISPR Therapeutics AG (a)(b)	11,000	497,530
Editas Medicine, Inc. (a)	33,000	239,250
Gilead Sciences, Inc.	9,000	746,730
Immune Pharmaceuticals, Inc. (a)	1	–
Intellia Therapeutics, Inc. (a)	15,000	559,050
Ionis Pharmaceuticals, Inc. (a)	13,000	464,620
Lantern Pharma, Inc. (a)	30,000	144,900
Rain Oncology, Inc. (a)	25,000	218,500
Regeneron Pharmaceuticals, Inc. (a)	750	616,253
Replimune Group, Inc. (a)	15,000	264,900
Salarius Pharmaceuticals, Inc. (a)	32,400	62,208
		7,193,113
Medical-Drugs — 57.6%
AbbVie, Inc.	8,000	1,274,960
Alkermes PLC (a)(b)	24,000	676,560
AstraZeneca PLC (b) - ADR	13,000	902,330
Bristol-Myers Squibb Co.	18,500	1,282,235
Eli Lilly & Co.	3,500	1,201,970
Galectin Therapeutics, Inc. (a)	56,000	117,600
GSK PLC (b) - ADR	11,738	417,638
Johnson & Johnson	6,000	930,000
Merck & Co, Inc.	7,000	744,730
Novartis AG (b) - ADR	10,000	920,000
Organon & Co.	8,400	197,568
Pfizer, Inc.	27,000	1,101,600
Sanofi (b) - ADR	13,000	707,460
Vanda Pharmaceuticals, Inc. (a)	27,000	183,330
Viatris, Inc.	3,722	35,805
		10,693,786
TOTAL COMMON STOCKS (Cost $11,728,106)		18,227,327

SHORT TERM INVESTMENTS — 1.7%
Deposit Accounts — 1.7%
U.S. Bank Money Market Deposit Account, 2.15% (c)	306,965	306,965
TOTAL SHORT TERM INVESTMENTS (Cost $306,965)		306,965

TOTAL INVESTMENTS (Cost $12,035,071) — 99.9%		18,534,292
Other assets and liabilities, net — 0.1%		21,855
NET ASSETS — 100.0%		$18,556,147

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security, or represents a foreign issued security.
(c)	The rate shown is the seven-day yield at period end.

	COUNTRY	Percentage of Net Assets
	United States	73.7%
	Britain	9.5%	*
	Switzerland	7.6%
	France	3.8%
	Ireland	3.6%
	Total Country	98.2%
	SHORT-TERM INVESTMENTS	1.7%
	TOTAL INVESTMENTS	99.9%
	Other assets and liabilities, net	0.1%
	NET ASSETS	100.0%

*	To the extent the Fund invests more heavily in particular countries, its performance will be especially sensitive to developments that significantly affect those countries.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of March 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$18,227,327	$-	$-	$18,227,327
Deposit Accounts	306,965	-	-	306,965
Total Investments - Assets	$18,534,292	$-	$-	$18,534,292

* See the Schedule of Investments for industry classifications.